EXHIBIT 32a

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Twin Disc, Incorporated
(the "Company") on Form 10-Q for the fiscal quarter ending December 31, 2003, as filed with the Securities and Exchange Commission as of the date hereof (the "Report"), I, Michael E. Batten, Chairman and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1) the Report fully complies with Section 13(a) of the Securities Exchange Act of 1934, and

(2) the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ MICHAEL E. BATTEN
Michael E. Batten
Chairman, Chief Executive Officer


February 12, 2004